UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

SCHEDULE 14A INFORMATION

Proxy Statement Pursuant to Section 14(a) of the

Securities Exchange Act of 1934

(Amendment No. )

Filed by the Registrant ☒

Filed by a Party other than the Registrant ☐

Check the appropriate box:

☐ Preliminary Proxy Statement

☐ Confidential, for Use of the Commission Only (as permitted by Rule 14a-6(e)(2))

☒ Definitive Proxy Statement

☐ Definitive Additional Materials

☐ Soliciting Material Pursuant to §240.14a-12

INTERNATIONAL STEM CELL CORPORATION

(Name of Registrant as Specified In Its Charter)

(Name of Person(s) Filing Proxy Statement, if other than the Registrant)

Payment of Filing Fee (Check the appropriate box):

☒ No fee required.

☐ Fee paid previously with preliminary materials.

☐ Fee computed on table in exhibit required by Item 25(b) per Exchange Act Rules 14a-6(i)(1) and 0-11.

April 24, 2025

Dear Stockholder:

This year’s annual meeting of stockholders will be held on Tuesday, June 17, 2025, at 10:00 a.m. Pacific Time. The Annual Meeting will be a virtual meeting of stockholders. You can attend the Annual Meeting by visiting www.proxydocs.com/ISCO where you will be able to listen to the meeting live, submit questions and vote online. You are cordially invited to attend.

The Notice of Annual Meeting of Stockholders and a Proxy Statement, which describes the formal business to be conducted at the meeting, follow this letter.

It is important that you use this opportunity to take part in the affairs of International Stem Cell Corporation by voting on the business to come before this meeting. After reading the Proxy Statement, please promptly mark, sign, date and return the enclosed proxy card in the prepaid envelope to assure that your shares will be represented. You may also vote by phone or the internet. Regardless of the number of shares you own, your careful consideration of, and vote on, the matters before our stockholders is important.

A copy of International Stem Cell Corporation’s Annual Report to Stockholders is also enclosed for your information. At the annual meeting we will review International Stem Cell Corporation’s activities over the past year and our plans for the future. The Board of Directors and management look forward to your participation at the annual meeting.

Sincerely yours,

Andrey Semechkin, PhD
Chief Executive Officer and Co-Chairman

i

9745 Businesspark Ave

San Diego, California 92131

NOTICE OF ANNUAL MEETING OF STOCKHOLDERS

TO BE HELD JUNE 17, 2025

TO OUR STOCKHOLDERS:

Notice is hereby given that the Annual Meeting of the Stockholders of International Stem Cell Corporation, a Delaware corporation, will be held on June 17, 2025, at 10:00 a.m. Pacific Time. The Annual Meeting will be a virtual meeting.

You can attend the Annual Meeting by visiting www.proxydocs.com/ISCO where you will be able to listen to the meeting live, submit questions and vote online.

We are holding the Annual Meeting for the following purposes, as more fully described in the accompanying Proxy Statement:

1.
To elect four directors (two of whom will be elected by a vote of the holders of Series D Preferred Stock) to hold office for a one-year term and until their respective successors are elected and qualified.
2.
To approve, on an advisory basis, the compensation of our named executive officers as disclosed in the proxy statement.
3.
To vote, on an advisory basis, on how often we should submit a "Say on Pay" proposal, such as provided for in Proposal 2, to stockholders.
4.
To transact such other business as may properly come before the meeting.

All of our stockholders of record as of April 22, 2025, are entitled to attend and vote at the Annual Meeting and at any adjournment or postponement of the Annual Meeting.

To participate in the Annual Meeting virtually via the Internet, please visit www.proxydocs.com/ISCO. In order to attend, you must register in advance at www.proxydocs.com/ISCO prior to the deadline of June 13, 2025 at 5:00 p.m., Eastern Time. Upon completing your registration, you will receive further instructions via email, including your unique links that will allow you access to the meeting and to submit questions during the meeting. You will not be able to attend the Annual Meeting in person.

Andrey Semechkin, PhD

Chief Executive Officer & Co Chairman

San Diego, California

April 24, 2025

IMPORTANT: You are cordially invited to attend the Annual Meeting, conducted via live webcast, by registering at www.proxydocs.com/ISCO. You will not be able to attend the Annual Meeting in person. Your vote is very important. Whether or not you plan to attend the Annual Meeting, we encourage you to read this Proxy Statement and cast your vote by completing, signing, dating and returning the enclosed proxy card, or by voting by telephone or the internet as instructed in these materials, as promptly as possible. Even if you have voted by proxy, you may still vote live online at the meeting if you attend the meeting via the internet. Please note, however, that if your shares are held of record by a broker, bank or other nominee and you wish to vote at the meeting, you must obtain a proxy issued in your name from that record holder.

IMPORTANT NOTICE REGARDING THE AVAILABILITY OF PROXY MATERIALS FOR THE ANNUAL MEETING OF STOCKHOLDERS TO BE HELD ON JUNE 17, 2025: Our Proxy Statement is attached. Financial and other information concerning International Stem Cell Corporation is contained in our Annual Report to Stockholders for the fiscal year ended December 31, 2024. A complete set of proxy materials relating to our annual meeting is available on the Internet. These materials, consisting of the Notice of Annual Meeting, Proxy Statement, Proxy Card and Annual Report to Stockholders, may be viewed at:

http://ISCO.proxy.internationalstemcell.com

PROXY STATEMENT FOR ANNUAL MEETING OF STOCKHOLDERS

The accompanying proxy is solicited by the Board of Directors of International Stem Cell Corporation, a Delaware corporation, for use at its Annual Meeting of stockholders to be held on June 17, 2025, or any adjournment or postponement thereof, for the purposes set forth in the accompanying Notice of Annual Meeting of Stockholders. Annual Meeting materials are being mailed to stockholders on or about May 7, 2025.

SOLICITATION AND VOTING

Voting Securities. Only stockholders of record as of the close of business on April 22, 2025, will be entitled to vote at the meeting and any adjournment thereof. As of April 22, 2025, we had 8,004,389 shares of Common Stock, 250,000 shares of Series B Preferred Stock, 43 shares of Series D Preferred Stock, 5,000,000 shares of Series G Preferred Stock, and 4,310 shares of Series I-2 Preferred Stock outstanding. Except for the Series I-2 Preferred Stock, all of the above shares are entitled to vote with respect to all matters to be acted upon at the annual meeting. Each stockholder of record as of that date is entitled to one vote for each share of Common Stock held by him or her and each holder of shares of Preferred Stock is entitled to vote the equivalent number of common shares that the respective classes of preferred shares can be converted into. As a result, the shares of Series B Preferred Stock are entitled to a total of 2,083,334 votes, the shares of Series D Preferred Stock are entitled to a total of 2,457,143 votes, and the shares of Series G Preferred Stock are entitled to a total of 515,495 votes. Our Bylaws provide that a majority of all of the shares of the stock entitled to vote, whether present in person or represented by proxy, shall constitute a quorum for the transaction of business at the meeting. Votes for, against, and abstentions will each be counted as present for purposes of determining the presence of a quorum. Because the election of directors is determined by a plurality of votes cast, withheld votes or abstentions will not be counted in determining the outcome of such proposal.

Broker Non-Votes. A broker non-vote occurs when a broker submits a proxy card with respect to shares held in a fiduciary capacity (typically referred to as being held in “street name”) but declines to vote on a particular matter because the broker has not received voting instructions from the beneficial owner. Under the rules that apply to brokers who are voting with respect to shares held in street name, brokers have the discretion to vote such shares on routine matters, but not on non-routine matters. The proposal being voted on at the Annual Meeting is considered a non-routine matter. If your shares are held in street name, they will only be voted if you provide instructions to your broker.

Solicitation of Proxies. We will bear the entire cost of soliciting proxies. In addition to soliciting stockholders by mail and through our employees, we will request banks, brokers and other custodians, nominees and fiduciaries to solicit customers for whom they hold our stock and will reimburse them for their reasonable, out-of-pocket costs. We may use the services of our officers, directors and others to solicit proxies, personally or by telephone, without additional compensation. In addition, we may retain a proxy solicitation firm or other third party to assist us in collecting or soliciting proxies from our stockholders, although we do not currently plan on retaining such a proxy solicitor.

Submission of Proxies. You may submit a proxy by one of three ways.

- vote via the Internet: go to www.proxypush.com/ISCO and cast your vote using the instructions for Internet voting shown on the proxy card you received in the mail.

- vote by Telephone: Dial 1-866-834-6037 and follow the instructions for telephone voting using the information shown on the proxy card you received in the mail.

- vote by Mail: complete, sign, date and mail the proxy card in the envelope provided. If you vote by the Internet or phone, you do not need to mail your proxy card.

Voting of Proxies. All valid proxies received before the meeting will be exercised. All shares represented by a proxy will be voted, and where a proxy specifies a stockholder’s choice with respect to any matter to be acted upon, the shares will be voted in accordance with that specification. If no choice is indicated on the proxy, the shares will be voted on each proposal as recommended by the Board of Directors.

Revocation or Proxies. A stockholder giving a proxy has the power to revoke his or her proxy at any time before it is exercised by delivering to the Secretary of International Stem Cell Corporation, a written instrument revoking the proxy or a duly executed proxy with a later date.

Voting Results. We will announce preliminary voting results at the Annual Meeting. We will report final results in a Form 8-K report filed with the Securities and Exchange Commission (the “SEC”) within four business days of the Annual Meeting.

PROPOSAL NO. 1

ELECTION OF DIRECTORS

We have an unclassified Board of Directors that consists of four directors. Our directors are elected for a term of one year and are up for election every year. Once elected, directors serve until their respective successors are duly elected and qualified.

Two of our directors are elected by the holders of Series D Preferred Stock voting as a separate class. The holders of Series D Preferred Stock have nominated Russell Kern and Andrey Semechkin for reelection to the Board of Directors. Additionally, holders of the Series G Preferred Stock previously nominated Donald A. Wright for election to the Board of Directors, which nomination was approved by our Compensation and Governance Committee and recommended for election by our stockholders. The other nominee recommended by the Board of Directors for election by our stockholders is Paul V. Maier. All nominees are current members of our Board of Directors and, if reelected, they have indicated their willingness to serve as directors until our annual meeting of stockholders in 2026 or until their successors, if any, are elected and qualified. If any nominee declines to serve or becomes unavailable for any reason, or if a vacancy occurs before the election (although we know of no reason to anticipate that this will occur), the proxies may be voted for such substitute nominees as we may designate.

The following table sets forth, the director nominees to be elected at this meeting, information with respect to their ages and background:

Name	Principal Occupation	Age	Director Since
Andrey Semechkin	Co-Chairman of the Board and Chief Executive Officer	65	2008
Donald A. Wright	Co-Chairman of the Board, CEO and President of SIS, Inc.	73	2007
Paul V. Maier	Independent Investor	77	2007
Russell Kern	Executive Vice President and Chief Scientific Officer	39	2008

Director Nominees:

Andrey Semechkin, Ph.D., Co-Chairman and CEO, became a director in December 2008. Dr. Semechkin has served as our Chief Executive Officer since November 2009, and from December 2008 to November 2009 he served in other senior management positions with the Company. Dr. Semechkin is a specialist in system analysis, strategic planning and corporate management. He is a member of the Russian Academy of Sciences and was Deputy Director of Institute of System Analysis from 2004 to 2011. Professor Semechkin was awarded the Russian Government Award in Science and Technology in 2006 and has written several scientific books. He has over 20 years’ experience creating and managing businesses across different industries and scientific sectors. Dr. Semechkin is the father of Dr. Russell Kern, Executive Vice President and Chief Scientific Officer and one of our directors. We believe Dr. Semechkin’s qualifications to serve on our Board include his extensive business, management and operational experience, including as our Chief Executive Officer, and his extensive knowledge of our business and opportunities, which bring valuable insights to our Board.

Donald A. Wright became a director in March 2007. Since January 1, 2010, Mr. Wright has served as Chief Executive Officer and President of SIS, Inc. (Special Intelligence Service) which provides various services under contract to various agencies of the US Government and armed services. Mr. Wright was previously the Chairman and Founder of Everett, Washington-based Confluence Capital Group Inc., which provided consulting services to institutional investors, debt holders and public and private companies. From 1995 until 2006, Mr. Wright was Chief Executive Officer and President of Pacific Aerospace & Electronics, Inc., an engineering and manufacturing company that he helped to found and that designs, manufactures and sells components primarily for the aerospace, defense and transportation industries. We believe that Mr. Wright’s qualifications to serve on our Board include his significant experience, including as chief executive officer, in managing companies in a broad range of industries, which contribute valuable knowledge and insights to the Board.

Paul V. Maier became a director in July 2007 and has over 25 years of experience as a senior executive in biotechnology and pharmaceutical companies. From November 2009 through his retirement in June 2014, he served as Chief Financial Officer of Sequenom, Inc., a publicly held company serving the discovery, clinical research, and molecular diagnostics market. From February 2007 until November 2009, he served as an independent financial consultant. Previously, Mr. Maier was Senior Vice President and Chief Financial Officer of Ligand Pharmaceuticals, Inc., a commercial stage biopharmaceutical company, a position he held from 1992 to 2007. From 1990 to 1992, Mr. Maier served as Vice President, Finance of DFS West, a division of DFS Group, LP a private multinational retailer. From 1984 to 1990, Mr. Maier was employed by ICN Pharmaceuticals, a pharmaceutical and biotechnology research products company, where he held various executive positions in finance and general management in ICN as well as SPI Pharmaceuticals, a publicly held subsidiary. Mr. Maier currently serves on the Board of Directors of Eton Pharmaceuticals. Mr. Maier received an MBA from Harvard Business School and a BS from Pennsylvania State University. We believe Mr. Maier’s qualifications to serve on our Board include his extensive experience in financial management and his service on other boards, which brings valuable knowledge and insights to our Board.

Russell Kern, Ph.D, Director, Executive Vice President and Chief Scientific Officer, became a director in October 2008. Dr. Kern has served as our Chief Scientific Officer since June 2013 and previously served in various scientific and management positions, including as Vice President, Research and Development. Dr. Kern was trained in medical genetics, embryology and stem cell biology. He holds a Ph.D. degree in Human Physiology from the Russian Academy of Medical Sciences and has broad expertise in neuroscience, and was part of the team, along with scientists from the NYU Medical School that elucidated the physiological changes that occur in the brains of Parkinson’s disease patients. Dr. Kern directs our research and development programs including stem cell derivation, and the pre-clinical and clinical evaluation of stem cell derived cells. He has developed a general method of deriving highly pure populations of neural stem cells and dopaminergic neurons from pluripotent stems cells that is novel, practical and suitable for use in a clinical setting. Dr. Kern is a well-known speaker on stem cell biology, including the use of stem cells for neurology and skin regeneration. He has more than 40 publications in the field of Parkinson’s disease and stem cell biology and he is an active member of the American Academy of Neurology. Dr. Kern is the son of Dr. Andrey Semechkin, our Co-Chairman and Chief Executive Officer. We believe Dr. Kern’s qualifications to serve on our Board include his substantial experience in research and development and his extensive knowledge of the scientific areas that are the basis for our research and development efforts, all of which bring valuable knowledge and insights to our Board.

Vote Required and Board Recommendation

If a quorum is present and voting at the meeting, the nominees for election by the holders of Series D Preferred Stock, and two other nominees for director receiving the highest number of votes FOR will be elected as the directors. Abstentions and broker non-votes have no effect on the vote. If you hold your shares through a broker and you do not instruct the broker on how to vote on this proposal, your broker will not have authority to vote your shares.

THE BOARD OF DIRECTORS UNANIMOUSLY RECOMMENDS A VOTE “FOR” EACH OF THE NOMINEES NAMED ABOVE (ITEM 1 ON THE ENCLOSED PROXY CARD).

CORPORATE GOVERNANCE

Director Independence

Our Board of Directors currently includes two members (Paul Maier and Donald Wright) who are not employees of the Company. The Board of Directors has determined that each of Mr. Maier and Mr. Wright satisfy the independence requirements specified in the listing requirements of the Nasdaq Marketplace Rules. Under the listing requirements of the Nasdaq Marketplace Rules, a director will only qualify as an “independent director” if, in the opinion of that company’s board of directors, that person does not have a relationship that would interfere with the exercise of independent judgment in carrying out the responsibilities of a director.

Audit committee members and compensation committee members must also satisfy the independence criteria set forth in Rule 10A-3 and Rule 10C-1, respectively, under the Securities Exchange Act of 1934, as amended (“Exchange Act”).

To be considered independent for purposes of Rule 10A-3, a member of an audit committee may not, other than in his or her capacity as a member of the audit committee, the board of directors or any other board committee: (1) accept, directly or indirectly, any consulting, advisory or other compensatory fee from the listed company or any of its subsidiaries; or (2) be an affiliated person of the listed company or any of its subsidiaries.

To be considered independent for purposes of Rule 10C-1, the board of directors must affirmatively determine that each member of the compensation committee is independent, including a consideration of all factors specifically relevant to determining whether the director has a relationship to the company which is material to that director’s ability to be independent from management in connection with the duties of a compensation committee member, including, but not limited to: (i) the source of compensation of such director, including any consulting, advisory or other compensatory fee paid by the company to such director and (ii) whether such director is affiliated with the company, a subsidiary of the company or an affiliate of a subsidiary of the company.

Executive Sessions

Our independent directors generally meet in executive sessions without management present each time the Board holds its regularly scheduled meetings.

Board Meetings and Committees

During 2024, the Board of Directors met once and acted through unanimous written consent once. The Board of Directors has an Audit Committee and a Compensation and Governance Committee. The Compensation and Governance Committee was established in June 2019, consolidating the responsibilities previously carried out by a previously separate Compensation Committee and Governance Committee. During the last fiscal year, each of our directors attended at least 75% of the aggregate of all meetings of the Board and meetings of committees on which the director served.

Audit Committee.

The current members of the Audit Committee are Paul V. Maier (Chairman) and Donald A. Wright. Each of the members of the Audit Committee satisfies the independence requirements established by the Nasdaq Marketplace Rules and the rule of the Securities and Exchange Commission applicable to audit committee membership. Mr. Maier is an audit committee financial expert, as defined in the rules of the Securities and Exchange Commission. The Audit Committee operates under a written charter that is available on our website at: www.internationalstemcell.com. The primary purpose of the Audit Committee is to oversee our accounting and financial reporting processes and the functions of the Audit Committee include retaining our registered public accounting firm, reviewing their independence, reviewing and approving the planned scope of our annual audit and other audit, review and attest services, reviewing and approving any fee arrangements with our registered public accounting firm, overseeing their audit work, reviewing and pre-approving any non-audit services that may be performed by them, reviewing the adequacy of accounting and financial controls, reviewing our critical accounting policies and reviewing and approving any related party transactions. The Audit Committee held four meetings during the fiscal year ended December 31, 2024. The Committee meets and confers at least quarterly with the registered public accounting firm and generally conducts an executive session without management at each meeting.

Additional information regarding the Audit Committee is set forth in the Report of the Audit Committee that is included below.

Compensation and Governance Committee.

The current members of the Compensation and Governance Committee are Donald A. Wright (Chairman) and Paul V. Maier. Each of the members of the Compensation and Governance Committee satisfies the independence requirements established by the Nasdaq Marketplace Rules. The Compensation and Governance Committee operates under a written charter that is available on our website at: www.internationalstemcell.com. The primary responsibilities of the Compensation and Governance Committee are to: (i) approve the compensation (including base salary, incentive compensation and equity-based awards) of the executive officers; (ii) recommend the compensation of the Company’s directors; (iii) identify individuals qualified to become members of the Board; (iv) recommend nominees for election to the Board; and (v) advise the Board on governance matters. The Compensation and Governance Committee held one meeting during the fiscal year ended December 31, 2024.

The Compensation and Governance Committee’s goal is to assemble a Board of Directors that brings a variety of perspectives and skills derived from high quality business and professional experience. There are no stated minimum criteria for director nominees, but the Compensation and Governance Committee believes that at least one member of the Board should meet the criteria for an “audit committee financial expert” as defined by SEC rules, and that at least two members of the Board should meet the definition of “independent director” under the Nasdaq Marketplace Rules. The Compensation and Governance Committee also believes it appropriate for certain key members of management to participate as members of the Board.

While we do not have a formal diversity policy, we believe that our Board should have diversity of knowledge base, professional experience and skills. When considering whether to recommend any candidate for inclusion in the Board’s slate of recommended director nominees, including candidates recommended by our stockholders, the Compensation and Governance Committee will review the candidate’s integrity, business acumen, age, experience, commitment, diligence, conflicts of interest, existing time commitments and the ability to act in the interests of all stockholders. Once a potential qualified candidate is identified, the members of the Compensation and Governance Committee will interview that candidate. The committee may also ask the candidate to meet with non-committee members of the Board and/or members of management and, if the committee believes a candidate would be a valuable addition to the Board, it will recommend that candidate to the full Board.

In determining executive compensation, the Compensation and Governance Committee reviews and approves the Company’s general compensation philosophy and the achievement of any Company goals and objectives relevant to the compensation of executive officers. Based on such evaluation, the Compensation and Governance Committee has the sole authority to set the compensation (including base salary, incentive compensation and equity-based awards) of the executive officers. In determining incentive compensation, the Committee considers, among other factors it deems appropriate, the Company’s performance, the recommendations of the CEO with respect to the other executive officers, the value of similar incentive awards to executive officers at comparable companies, and the awards given to management in prior years.

Stockholder Recommendations for Director Nominees

The Compensation and Governance Committee will consider qualified director candidates suggested by our stockholders. Stockholders may recommend individuals for the Compensation and Governance Committee to consider as potential director candidates by submitting the candidate’s name, contact information, biographical information and any other relevant supporting information in writing to the “International Stem Cell Corporation Compensation and Governance Committee” c/o Corporate Secretary, 9745 Businesspark Ave, San Diego, California 92131. The biographical information and background materials will be forwarded to the Compensation and Governance Committee for its review and consideration. The committee’s review of candidates identified by our stockholders is essentially identical to the review process for candidates identified by the committee. In addition to the process discussed above regarding the consideration of the Compensation and Governance Committee of candidates suggested by our stockholders, our Bylaws contain provisions that address the process and related deadlines by which a stockholder may nominate an individual to stand for election to our Board at our annual meeting of stockholders.

Communications with Directors

Any stockholder who desires to contact any members of our Board of Directors may do so by writing to: Board of Directors, c/o Corporate Secretary, 9745 Businesspark Ave, San Diego, California 92131. Communications received in writing are distributed to the Co-Chairmen of the Board or the other members of the Board as appropriate depending on the facts and circumstances outlined in the communication received.

Director Attendance at Annual Meetings

Although we do not have a formal policy regarding attendance by members of the Board at our annual meeting of stockholders, we encourage directors to attend. All of our directors attended last year’s annual meeting.

Code of Conduct and Ethics

The Board has adopted a Code of Conduct and Ethics that applies to all of our employees, officers and directors. We will provide to any person, without charge, a copy of the Code of Conduct and Ethics upon request directed to our Corporate Secretary at 9745 Businesspark Ave, San Diego, California 92131 or by telephone at (760) 940-6383. We will disclose future amendments or waivers to our Code of Conduct and Ethics on our website, www.internationalstemcell.com, within four business days following the date of the amendment or waiver.

Risk Management

The Board as a whole is responsible for overseeing the Company’s risk exposure as part of determining a business strategy that is intended to generate long-term stockholder value. Each of the Board’s standing committees focuses on risk areas associated with its area of responsibility.

Insider Trading Policy

We have adopted policies and procedures, including an insider training policy, which together govern the purchase, sale and/or other dispositions of our securities by directors, officers, employees and other covered persons, as well as by the Company. We believe these policies and procedures are reasonably designed to promote compliance with insider trading laws, rules and regulations and any applicable listing standards. Our insider trading policy is included as Exhibit 19.1 to our Annual Report on Form 10-K.

Principal Accounting Fees and Services

The Audit Committee has approved the appointment of BDO USA, P.C. (“BDO”) as the independent registered public accounting firm for the Company’s fiscal year ending December 31, 2024. BDO has served as our independent registered public accounting firm since July 2019.

The following table sets forth the aggregate fees paid by us for the fiscal years ended December 31, 2024 and 2023 by BDO, our independent registered public accounting firm for services during those respective years:

Principal Accountant Fees and Services	Fiscal 2024	Fiscal 2023
Audit Fees (1)	$388,500	$409,000
Audit-Related Fees	—	—
Tax Fees	—	—
All Other Fees	—	—
Total	$388,500	$409,000

(1)
Audit Fees consist of fees billed for professional services rendered for the audit of the Company’s consolidated annual financial statements and review of the interim consolidated financial statements included in quarterly reports and services that are normally provided by our independent registered public accounting firm.

The Audit Committee’s policy is to pre-approve all audit and permissible non-audit services provided by our independent registered public accounting firm. These services may include audit services, audit-related services, tax services and other services. Pre-approval is generally provided for up to one year and any pre-approval is detailed as to the particular service or category of services. The independent registered public accounting firm and management are required to periodically report to the Audit Committee regarding the extent of services provided by the independent registered public accounting firm in accordance with this pre-approval. The Audit Committee pre-approved all services provided by our independent registered public accounting firm during the fiscal years ended December 31, 2024 and 2023.

A representative of BDO is expected to be present at the Annual Meeting, with the opportunity to make a statement if the representative desires to do so, and is expected to be available to respond to appropriate questions.

REPORT OF THE AUDIT COMMITTEE OF THE BOARD OF DIRECTORS*

The Audit Committee has reviewed and discussed the audited consolidated financial statements for the fiscal year ended December 31, 2024 with management of the Company. The Audit Committee has discussed with the independent registered public accounting firm the matters required to be discussed by the applicable requirements of the Public Company Accounting Oversight Board (“PCAOB”) and the Securities and Exchange Commission. The Audit Committee has also received the written disclosures and the letter from the independent registered public accounting firm required by applicable requirements of the PCAOB regarding the independent accountants’ communications with the Audit Committee concerning independence, and has discussed with the independent registered public accounting firm the accounting firm’s independence. Based on the foregoing, the Audit Committee has recommended to the Board of Directors that the audited consolidated financial statements be included in the Company’s Annual Report on Form 10-K for the fiscal year ended December 31, 2024.

Audit Committee

Paul V. Maier (Chairman)
Donald A. Wright

* The material in this report is not “soliciting material,” is not deemed “filed” with the SEC and is not to be incorporated by reference in any filing of the Company under the Securities Act of 1933, as amended (the “1933 Act”), or the Securities Exchange Act of 1934, as amended (the “1934 Act”), whether made before or after the date of this proxy statement and without regard to any general incorporation language therein.

PROPOSAL NO. 2

ADVISORY VOTE ON EXECUTIVE COMPENSATION

Under the Dodd-Frank Wall Street Reform and Consumer Protection Act, or the Dodd-Frank Act, and Section 14A of the Exchange Act, our stockholders are entitled to vote to approve, on an advisory basis, the compensation of our named executive officers as disclosed in this proxy statement in accordance with SEC rules, commonly referred to as the "Say-on-Pay” vote. This vote is not intended to address any specific item of compensation, but rather the overall compensation of our named executive officers and the philosophy, policies and practices described in this proxy statement. The compensation of our named executive officers subject to the vote is disclosed in the Executive Compensation section, including the compensation tables and the related narrative disclosure, in this proxy statement.

We believe that our compensation policies and decisions are designed to enhance stockholder value by attracting and retaining qualified individuals and motivating those individuals to perform at the highest of professional levels and to contribute to our growth and success. Compensation of our named executive officers is designed to enable us to attract and retain talented and experienced executives to lead us successfully in a competitive environment. We believe that our current compensation program directly links executive compensation to performance, aligning the interests of our executive officers with those of our stockholders.

Accordingly, we are asking our stockholders to indicate their support for the compensation of our named executive officers as described in this proxy statement by casting a non-binding advisory vote "FOR” the following resolution:

"RESOLVED, that the compensation paid to the named executive officers of International Stem Cell Corporation, as disclosed under the heading "Executive Compensation”, including the compensation tables and narrative discussion is hereby APPROVED on an advisory basis.”

Because the vote is advisory, it is not binding on the Board or us. Furthermore, because this non-binding, advisory resolution primarily relates to the compensation of our named executive officers that has already been paid or contractually committed, there is generally no opportunity for us to revisit these decisions. Nevertheless, the views expressed by the stockholders, whether through this vote or otherwise, are important to management and the Board and, accordingly, the Board and the Compensation Committee intend to consider the results of this vote in making determinations in the future regarding executive compensation arrangements.

Vote Required and Board of Directors Recommendation

Advisory approval of this proposal requires the vote of the holders of a majority of the shares present in person or represented by proxy and entitled to vote at the annual meeting. Abstentions will be treated as votes "AGAINST" the proposal. Broker non-votes will be counted as present for purposes of determining the presence of a quorum but will not have any effect on the outcome of the proposal.

The Board of Directors unanimously recommends a vote "FOR” the approval of, on an advisory basis, the compensation of our Named Executive Officers as disclosed in this proxy statement.

PROPOSAL NO. 3

ADVISORY VOTE ON FREQUENCY OF "SAY ON PAY” PROPOSAL

The Dodd-Frank Act and Section 14A of the Exchange Act also enable our stockholders to indicate their preference regarding how frequently we should solicit future non-binding advisory votes on the compensation of our named executive officers. Accordingly, we are asking stockholders to indicate whether they would prefer an advisory vote every year, every other year or every three years. Alternatively, stockholders may abstain from casting a vote.

The Board recognizes that there are a range of reasons for stockholder preferences regarding the desired frequency of "say on pay” proposals. Many stockholders have voting policies that prefer, and many companies have adopted, annual "say on pay” votes, in part because an annual vote opens avenues of communication and allows feedback to the Board and Compensation Committee each year. However, stockholders should note that because the advisory vote on executive compensation occurs well after the beginning of the compensation year, and because the different elements of our executive compensation programs are designed to operate in an integrated manner and to complement one another, in many cases it may not be appropriate or feasible to change our executive compensation programs in consideration of any one year’s advisory vote on executive compensation by the time of the following year’s annual meeting of stockholders. As a result, voting every two years or every three years may allow stockholders to better evaluate how our executive compensation aligns with long-term performance. The longer frequencies between "say on pay” votes also avoid focusing on short-term factors and allow for a more careful and cost-effective review. Furthermore, we believe that seeking input and engaging in dialogue with our stockholders on corporate governance matters and our executive compensation philosophy, policies and practices should not be limited to a "say on pay” vote, regardless of the frequency. Recognizing the wide range of possible preferences that our stockholders may hold our Board has not made a recommendation of the frequency of future "say on pay” votes.

The Board is asking our stockholders to indicate their preferred voting frequency as to whether the non-binding advisory vote on the approval of our executive officer compensation practices should be held every year, every other year or every three years. The option among those choices that receives the votes from the highest number of shares present in person or represented by proxy and entitled to vote at the annual meeting will be deemed to be the frequency preferred by our stockholders.

The Board and the Compensation Committee value the opinions of our stockholders in this matter, and the Board intends to hold "say on pay” votes in the future in accordance with the alternative that receives the most stockholder support, even if that alternative does not receive the support of a majority of the shares present and entitled to vote.

Vote Required and Board of Directors Recommendation

Advisory approval of the frequency of future "say on pay” votes requires the vote of the holders of a majority of the shares present in person or represented by proxy and entitled to vote at the annual meeting. Abstentions and "broker non-votes” will have no effect on the outcome of the vote. If a majority of the shares present in person or represented by proxy and entitled to vote at the annual meeting do not vote in favor of one of the three frequencies, the frequency which receives the highest number of votes will be considered to be the frequency favored by stockholders.

The Board of Directors is recommending stockholders to select "THREE YEARS" as the preferred frequency for the future advisory votes on the compensation of our named executive officers.

EXECUTIVE COMPENSATION

Executive Officers

We describe in this section the executive compensation paid to our two named executive officers during 2024: Andrey Semechkin, Chief Executive Officer, and Russell Kern, Executive Vice President, Chief Scientific Officer and Principal Financial Officer. We did not have any other officers who were providing services to us at the end of the 2023 and 2024 fiscal years whose total compensation for 2023 and 2024 exceeded $100,000.

Compensation Overview

We are currently considered a “smaller reporting company” for purposes of Securities and Exchange Commission executive compensation and other disclosure rules and as such we have elected to comply with the disclosure requirements applicable to smaller reporting companies. This executive compensation summary is not intended to meet the “Compensation Discussion and Analysis” disclosure required of larger reporting companies.

Role of the Compensation and Governance Committee

All compensation for our executive officers is determined from time to time by the Compensation and Governance Committee of our Board of Directors, which is composed only of independent directors. The Compensation and Governance Committee is also responsible for administration of the equity incentive plans, including grants of equity awards to Company employees and consultants. In performing its functions the Compensation and Governance Committee relies, in part, on the input from the Chief Executive Officer and other members of senior management, however, the Compensation and Governance Committee retains the final decision-making authority over all executive compensation matters.

Compensation Philosophy and Objectives

The objectives of the Company’s executive compensation program are to attract, retain and reward executive officers and other key employees who contribute to the Company’s success and to provide year-to-year and long-term incentives for these individuals to enhance stockholder value. In order to accomplish this we offer a total compensation package that consists of: (1) an annual base salary, based on the seniority and level of performance of the executive, (2) long-term incentives in the form of stock options, and (3) other benefits.

Base Salaries. Base salaries are an integral component of our total compensation program and help us attract and retain senior executives with desired skill sets. Our Chief Executive Officer provides recommendations to the Compensation and Governance Committee based on an analysis of industry standards and an evaluation of each executive officer’s contribution to the Company’s performance. Base salaries are reviewed and adjusted from time to time to take into account changes in responsibility, and relevant experience, as well as current and anticipated cash resource limitations. Our Compensation and Governance Committee considers, but retains the right to accept, reject or modify recommendations from the Chief Executive Officer. Consideration of base salaries is conducted during Compensation and Governance Committee meetings and neither the Chief Executive Officer nor any other member of management is present during these meetings.

Long-Term Equity Incentives. Our Compensation and Governance Committee believes that equity-based compensation provides the executive officers, core R&D team responsible for the advancement of Company’s therapeutic pipeline, and other employees with a strong economic incentive to increase stockholder value over the long term. Equity-based awards have been made pursuant to our 2006 and 2010 Equity Participation Plans (the “Stock Plans”) that provide for grants of stock options, shares of restricted stock and other equity-based awards. Long-term equity awards may be granted to executive officers and other employees for contributions to the Company’s success. The terms of these equity awards generally provide time-based vesting provisions and require the recipient to remain employed to obtain or exercise such awards on each vesting date. The Compensation and Governance Committee does not currently have a policy for the automatic awarding of equity awards to the executive officers or our other employees. Our Chief Executive Officer provides recommendations to the Compensation Committee for equity grants to the executive officers and other employees, taking into account each employee’s performance, achievements, ownership of other equity awards and other criteria deemed relevant. The Compensation and Governance Committee reviews the proposed grants, but reserves the right to reject or modify such recommendations. The timing of our typical equity awards is determined in advance. In general, we do not anticipate option grants on dates other than the scheduled meetings of the Compensation and Governance Committee. The grant date is established when the Compensation and Governance Committee approves the grant and all key terms have been determined.

Other Benefits. We provide group life insurance, health, vision and dental care insurance to all employees, including the executive officers. These benefits do not discriminate in scope, terms or operation in favor of the executive officers. All such benefits terminate at the time each individual is no longer employed with the Company or as otherwise provided in any applicable employment agreement. We maintain a 401(k) defined contribution plan, which is our primary retirement benefit for employees, including executives. Although permitted under the plan, we have not matched employee contributions to the 401(k) plan. We do not provide our executive officers with any type of defined benefit retirement benefit or the opportunity to defer compensation pursuant to a non-qualified deferred compensation plan.

Employment/Severance Agreements. We do not have severance agreements with Dr. Semechkin or Dr. Kern.

Pay Versus Performance Table

As required by Section 953(a) of the Dodd-Frank Wall Street Reform and Consumer Protection Act, and Item 402(v) of Regulation S-K, we are providing the following information about the relationship between executive compensation actually paid to our named executive officers and certain financial performance of the Company.

Year	Summary Compensation Table Total for PEO(1)	Compensation Actually Paid to PEO(2)	Average Summary Compensation Table Total for Non-PEO NEOs(3)	Average Compensation Actually Paid to Non-PEO NEOs(4)	Value of Initial Fixed $100 Investment Based On Total Shareholder Return(5)	Net Income (Loss)(6)
2024	$66,480	$142,552	$260,000	$440,835	$133.33	$(209,000)
2023	$112,865	$81,567	$377,237	$265,340	$33.33	$(131,000)

(1) The dollar amounts reported are the amounts of total compensation reported in our Summary Compensation Table for each of 2024 and 2023 for Dr. Andrey Semechkin, our President and Chief Executive Officer ("CEO").

(2) The dollar amounts reported represent the amount of “compensation actually paid” to our CEO, as computed in accordance with SEC rules. The dollar amounts do not reflect the actual amount of compensation earned by or paid during the applicable year. In accordance with SEC rules, the following adjustments were made to total compensation to determine the compensation actually paid:

Year	Reported Summary Compensation Table Total for PEO	Reported Value of Equity Awards(a)	Equity Award Adjustments(b)	Compensation Actually paid to PEO
2024	$66,480	$—	$76,072	$142,552
2023	$112,865	$46,305	$15,007	$81,567

(a) The grant date fair value of equity awards represents the total of the amounts reported in the “Stock Awards” and “Option Awards” columns in the Summary Compensation Table for the applicable year for our CEO.

(b) The equity award adjustments for each applicable year include the addition (or subtraction, as applicable) of the following: (i) the year-end fair value of any equity awards granted in the applicable year that are outstanding and unvested as of the end of the year; (ii) the amount of change as of the end of the applicable year (from the end of the prior fiscal year) in fair value of any awards granted in prior years that are outstanding and unvested as of the end of the applicable year; (iii) for awards that are granted and vest in the same applicable year, the fair value as of the vesting date; (iv) for awards granted in prior years that vest in the applicable year, the amount equal to the change as of the vesting date (from the end of the prior fiscal year) in fair value; (v) for awards granted in prior years that are determined to fail to meet the applicable vesting conditions during the applicable year, a deduction for the amount equal to the fair value at the end of the prior fiscal year; and (vi) the dollar value of any dividends or other earnings paid on stock or option awards in the applicable year prior to the vesting date that are not otherwise reflected in the fair value of such award or included in any other component of total compensation for the applicable year. The valuation assumptions used to calculate fair values did not materially differ from those disclosed at the time of grant. The amounts deducted or added in calculating the equity award adjustments for our CEO are as follows:

Year	Year End Fair Value of Outstanding and Unvested Equity Awards Granted During the Year	Year over Year Change in Fair Value of Outstanding and Unvested Equity Awards Granted in Prior Years	Fair Value as of Vesting Date of Equity Awards Granted and Vested in the Year	Year over Year Change in Fair Value of Equity Awards Granted in Prior Years that Vested in the Year	Total Equity Award Adjustments for PEO
2024	$—	$34,617	$—	$41,455	$76,072
2023	$26,424	$(59,239)	$—	$47,822	$15,007

(3) The dollar amounts reported represent the average of the amounts reported for the Company’s named executive officers (NEOs) as a group (excluding our CEO) in the “Total” column of the Summary Compensation Table in each applicable year. For 2023 and 2024, our only NEO excluding our CEO included for purposes of calculating the average was Dr. Russell Kern.

(4) The dollar amounts reported represent the average amount of “compensation actually paid” to the NEOs as a group (excluding our CEO), as computed in accordance with SEC rules. The dollar amounts do not reflect the actual average amount of compensation earned by or paid to the NEOs as a group (excluding our CEO) during the applicable year. In accordance with the SEC rules, the following adjustments were made to average total compensation for the NEOs as a group (excluding our CEO) for each year to determine the compensation actually paid, using the same methodology described above in Note 2:

Year	Average Reported Summary Compensation Table Total for Non-PEO NEOs	Average Reported Value of Equity Awards	Average Equity Award Adjustments(a)	Average Compensation Actually Paid to Non-PEO NEOs
2024	$260,000	$—	$180,835	$440,835
2023	$377,237	$237,237	$125,340	$265,340
a)
The amounts deducted or added in calculating the total average equity award adjustments for our Non-PEO NEOs are as follows:

Year	Average Year End Fair Value of Outstanding and Unvested Equity Awards Granted During the Year	Year over Year Change in Fair Value of Outstanding and Unvested Equity Awards Granted in Prior Years	Average Fair Value as of Vesting Date of Equity Awards Granted and Vested in the Year	Year over Year Change in Fair Value of Equity Awards Granted in Prior Years that Vested in the Year	Total Average Equity Award Adjustments for Non-PEO NEOs
2024	$—	$95,374	$—	$85,461	$180,835
2023	$127,460	$(59,239)	$9,297	$47,822	$125,340

(5) Cumulative TSR is calculated by dividing the sum of the cumulative amount of dividends for the measurement period, assuming dividend reinvestment, and the difference between the Company’s share price at the end and the beginning of the measurement period by the Company’s share price at the beginning of the measurement period.

(6) The dollar amounts reported represent the amount of net loss reflected in the Company’s audited financial statements for the applicable year.

Analysis of the Information Presented in the Pay versus Performance Table

While the Company utilizes several performance measures to align executive compensation with Company performance, all of those Company measures are not presented in the Pay versus Performance table. Moreover, the

Company generally seeks to incentivize long-term performance, and therefore does not specifically align the Company’s performance measures with compensation that is actually paid (as computed in accordance with SEC rules) for a particular year. In accordance with SEC rules, the Company is providing the following graphs depicting the relationships between information presented in the Pay versus Performance table.

Compensation Actually Paid and Cumulative TSR

Compensation Actually Paid vs. Cumulative TSR

Compensation Actually Paid vs. Cumulative TSR
$500,000
$450,000
$400,000
$350,000
$300,000
$250,000
$200,000
$150,000
$100,000
$50,000
$-
Compensation Actually Paid
$140.00
$120.00
$100.00
$80.00
$60.00
$40.00
$20.00
$-
Cumulative TSR (value of initial $100 Investment
$133.33
$33.33
2023
2024
PEO
Average for Non-PEO NEOs
TSR

Compensation Actually Paid and Net Loss

Compensation Actually Paid vs. Net Loss

Compensation Actually Paid vs. Net Loss
$500,000
$450,000
$400,000
$350,000
$300,000
$250,000
$200,000
$150,000
$100,000
$50,000
$-
Compensation Actually Paid
$-
$(50)
$(100)
$(150)
$(200)
$(250)
Net Loss (thousands)
$(131)
$(209)
2023
2024
PEO
Average for Non-PEO NEOs
Net Loss

SUMMARY COMPENSATION TABLE

The following table sets forth information concerning the compensation earned during the fiscal years ended December 31, 2024 and 2023 by our principal executive officer and other most highly compensated officer who was providing services to us at the end of the 2024 fiscal year, who are sometimes referred to herein as our named executive officers. We did not have any other officers who were providing services to us at the end of the 2024 fiscal year whose total compensation for the 2024 fiscal year exceeded $100,000.

Name	Year	Salary(1)	Bonus ($)(2)	Option Awards ($)(3)	Total
Andrey Semechkin	2024	$66,480	$—	$—	$66,480
	2023	$66,560	$—	$46,305	$112,865
Russell Kern	2024	$260,000	$—	$—	$260,000
	2023	$140,000	$—	$237,237	$377,237

(1)
Actual amounts paid.
(2)
Amounts represents annual bonus amounts earned during the years ended December 31, 2024 and 2023.
(3)
Represents the grant date fair value in accordance with ASC 718. Amounts presented have been calculated in accordance with ASC 718 using the market price of our stock on the respective grant dates. Assumptions used in calculating the amounts for the 2024 and 2023 awards are included in Note 7, Equity Incentive Plans to our audited financial statements included in our Annual Report on Form 10-K.

On June 14, 2023 we granted options as follows: Dr. Kern 500,000 shares at an exercise price of $0.14. These options expire on June 14, 2033. All of the shares in these grants were granted under the 2010 Equity Participation Plan. The options issued are subject to plan restrictions and vested 3/36th on September 14, 2023, and the remaining in equal monthly installments over 33 months.

On November 6, 2023 we granted options as follows: Dr. Semechkin 500,000 shares and Dr. Kern 2,000,000 shares at an exercise price of $0.12. These options expire on November 6, 2033. All of the shares in these grants were granted under the 2010 Equity Participation Plan. The options issued are subject to plan restrictions and vest 3/36th on February 6, 2024, and the remaining in equal monthly installments over 33 months.

There were no options granted to the Company's named executive officers during 2024.

OUTSTANDING EQUITY AWARDS AT FISCAL YEAR-END

The following table sets forth certain information with respect to the value of all unexercised options previously awarded to our named executive officers as of December 31, 2024:

Outstanding Equity Awards at December 31, 2024

			Number of	Number of
			Securities	Securities
			Underlying	Underlying
	Year		Unexercised	Unexercised	Option	Option
	Option		Options	Options	Exercise	Expiration
Name	Granted		Exercisable	Unexercisable	Price	Date
Andrey Semechkin	2016	(1)	200,000	—	$2.30	2026
	2017	(1)	69,444	—	$1.09	2027
	2017	(1)	54,444	—	$1.10	2027
	2018	(1)	200,000	—	$1.51	2028
	2018	(1)	150,000	—	$1.58	2028
	2019	(1)	150,000	—	$1.51	2029
	2021	(2)	250,000	—	$0.39	2031
	2022	(3)	888,889	111,111	$0.45	2032
	2023	(4)	180,556	319,444	$0.12	2033
Russell Kern	2016	(1)	180,000	—	$3.75	2026
	2017	(1)	60,700	—	$1.09	2027
	2017	(1)	31,111	—	$1.10	2027
	2018	(1)	150,000	—	$1.51	2028
	2018	(1)	100,000	—	$1.58	2028
	2019	(1)	120,000	—	$1.51	2029
	2021	(2)	250,000	—	$0.39	2031
	2022	(3)	888,889	111,111	$0.45	2032
	2023	(4)	250,000	250,000	$0.14	2033
	2023	(5)	722,222	1,277,778	$0.12	2033

(1)
There were no unvested stock options for this award as of December 31, 2024.
(2)
3/36th of the stock options vested on September 9, 2021 and the remaining in equal installments over 33 months.
(3)
3/36th of the stock options vested on July 25, 2022 and the remaining in equal installments over 33 months.
(4)
3/36th of the stock options vested on September 14, 2023 and the remaining in equal installments over 33 months.
(5)
3/36th of the stock options vested on February 6, 2024 and the remaining in equal installments over 33 months.

2006 Equity Participation Plan

The 2006 Equity Participation Plan (also referred to as “2006 Stock Plan”) provided for the grant of stock options or restricted stock and other equity-based awards to our employees, officers, directors and consultants. Options may be either “incentive stock options” or non-qualified options under the federal tax laws and will have an exercise price equal to at least fair market value as of the grant date. A total of 100,000 shares of common stock were reserved for issuance under the 2006 Stock Plan, subject to adjustments for certain corporate transactions or events. The 2006 Stock Plan is administered by the board of directors as a whole. The board of directors has the power to determine the terms of any restricted stock or options granted under the 2006 Stock Plan. Grants under the 2006 Stock Plan are generally not transferable, and each stock option is generally exercisable during the lifetime of the optionee only and can only be exercised by such optionee. The 2006 Plan expired on November 16, 2016. Options and other equity-based awards granted prior to the expiration of the 2006 Plan will continue in effect until the option or award is exercised or terminates pursuant to its terms. No new awards may be granted under the 2006 Plan following its expiration.

2010 Equity Participation Plan

The 2010 Equity Participation Plan (also referred to as “2010 Stock Plan”) provides for the grant of stock options or restricted stock and other equity-based awards to our employees, officers, directors and consultants. Options may be either “incentive stock options” or non-qualified options under the federal tax laws and will have an exercise price equal to at least fair market value as of the grant date. Currently, a total of 30,000,000 shares of common stock have been reserved for issuance under the 2010 Stock Plan, subject to adjustments for certain corporate transactions or events. The purpose of the 2010 Stock Plan is to enable us to offer non-employee directors, officers, other key employees and consultants of the Company and our subsidiaries and affiliates, equity-based incentives, thereby attracting, retaining and rewarding these participants and strengthening the mutuality of interests between these participants and our stockholders. The 2010 Stock Plan is administered by the board of directors, which has delegated authority to administer the 2010 Stock Plan to the Compensation and Governance Committee. The board of directors has the power to determine the terms of any restricted stock or options granted under the 2010 Stock Plan. Grants under the 2010 Stock Plan are generally not transferable, and each stock option is generally exercisable during the lifetime of the optionee only and can only be exercised by such optionee.

Stock Option Grants

The Board may grant options qualifying as incentive stock options under the Internal Revenue Code and non-qualified stock options. The term of an option will be fixed by the Board, but will not exceed ten years (or five years in the case of an incentive stock option granted to a person beneficially owning shares representing 10% or more of the total combined voting power of all classes of our stock, referred to as a 10% stockholder). The option price for any option will not be less than the fair market value of the common stock on the date of grant (or 110% of the fair market value in the case of an incentive stock option granted to a 10% stockholder). Generally, the fair market value will be the closing price of the common stock on the applicable trading market. Payment for shares purchased upon exercise of a stock option must be made in full at the time of purchase. Payment may be made (i) in cash; (ii) in a cash equivalent acceptable to the Board; (iii) by the transfer to us of shares owned by the participant for at least six months on the date of transfer; (iv) if the common stock is traded on an established securities market, the board may approve payment of the exercise price by a broker-dealer or by the option holder with cash advanced by the broker-dealer if the exercise notice is accompanied by the option holder’s written irrevocable instructions to deliver the common stock acquired upon exercise of the option to the broker-dealer; or (v) any other method acceptable to the Board and in compliance with applicable laws.

Restricted Stock

The board is authorized to grant restricted stock. Restricted stock is a grant of shares of common stock which may not be sold or disposed of and which shall be subject to such risks of forfeiture and other restrictions as the board may impose. Unless otherwise determined by the board, the purchase price for any restricted stock grant will be not less than 85% of the fair market value of common stock on the date of grant or at the time the purchase is consummated (or 100% of the fair market value in the case of restricted stock granted to a 10% stockholder). Generally, the fair market value will be the closing price of the common stock on the applicable trading market. Payment for shares purchased pursuant to a restricted stock grant may be made in (i) cash at the time of purchase; (ii) at the discretion of the board, according to a deferred payment or other similar arrangement with the participant; or (iii) in any other form of legal consideration that may be acceptable to the board in its discretion. A participant granted restricted stock generally has all of the rights of a stockholder of the Company, unless otherwise determined by the board.

Option Exercises and Stock Vested During Last Fiscal Year

During the fiscal year ended December 31, 2024, there were no stock option exercises or restricted stock awards vested by the Company’s named executive officers.

EQUITY COMPENSATION PLAN INFORMATION

The following table sets forth information regarding outstanding options and shares reserved for future issuance under our current equity compensation plans as of December 31, 2024:

Equity Compensation Plan Information

			Number of securities
			remaining available
			for future issuance
	Number of securities to		under equity
	be issued upon	Weighted-average	compensation plans
	exercise of	exercise price of	(excluding securities
	outstanding options,	outstanding options,	reflected in
	warrants and rights	warrants and rights	column (a))
Plan Category	(a)	(b)	(c)
Equity compensation plans approved by security holders:
2006 Equity Participation Plan (1)	734	$9.30
2010 Equity Participation Plan (2)	12,522,209	$0.58	17,242,382
Total	12,522,943		17,242,382

(1)
Represents stock options under the 2006 Equity Participation Plan (the “2006 Plan”). The options granted under the 2006 Plan may be either qualified or non-qualified options. Up to 100,000 options were available for grant to employees, directors and consultants under the Plan. Stockholders approved the 2006 Plan effective December 1, 2006. Options granted under the 2006 Plan will generally have a 10-year term and vest at the rate of 2% per month commencing the following month of grant. Options granted under our 2006 Plan provide for full acceleration of the unvested portion of an option if the option is not assumed or substituted by an acquiring entity upon a “Change in Control,” as defined under the 2006 Plan. As noted above, the 2006 Plan expired on November 16, 2016. Options and other equity-based awards granted prior to the expiration of the 2006 Plan will continue in effect until the option or award is exercised or terminates pursuant to its terms. No new awards may be granted under the 2006 Plan following its expiration.
(2)
Represents stock options under the 2010 Equity Participation Plan (the “2010 Plan”). The options granted under the 2010 Plan may be either qualified or non-qualified options. Up to 30,000,000 options may be granted to employees, directors and consultants under the 2010 Plan. Options may be granted with different vesting terms and expire no later than 10 years from the date of grant. Stockholders approved the 2010 Plan effective April 28, 2010. Options granted under the 2010 Plan will generally have a 10-year term and (for options granted prior to 2017) vest at the rate of either (i) 2% per month commencing the following month of grant, or (ii) 25% on the first anniversary of the date of grant and 1/48th per month thereafter. Since 2017, option grants generally vest at the rate of 1/12 after three months and the remainder vesting ratably over the following 33 months. Options granted under our 2010 Plan provide for full acceleration of the unvested portion of an option if the option is not assumed or substituted by an acquiring entity upon a “Change in Control,” as defined under the 2010 Plan.

2024 DIRECTOR COMPENSATION

The following table sets forth information concerning the compensation earned during the last fiscal year by each individual who served as a director at any time during the fiscal year, other than directors who are listed in the Summary Compensation Table (directors who are also employees do not receive any additional compensation for service on the Board):

	Fees
	Earned or
	Paid in	Option
Name	Cash(1)	Awards(2)(3)	Total
Donald A. Wright	$47,500	$24,322	$71,822
Paul V. Maier	$32,500	$24,322	$56,822

(1)
Mr. Wright and Mr. Maier were compensated for their service on the Board and for service on any committee of the Board at the annual rate of $32,500, while Mr. Wright received additional annual compensation of $15,000 for serving as the Co-Chairman of the Board.
(2)
In June 2024, Mr. Wright, and Mr. Maier each received 361,111 options at an exercise price of $0.12 vesting in four equal quarterly installments with the first installment vesting on September 11, 2024; in June 2024, Mr. Wright and Mr. Maier received 30,000 options each at an exercise price of $0.12 vesting at the one-year anniversary of grant. The amount included in stock awards represents the grant date fair value of the options granted based on the Black-Scholes valuation model.

Currently, non-employee directors will receive (i) annual cash compensation of $32,500 (with Mr. Wright receiving an additional $15,000 per year for his service as Co-Chairman); (ii) an annual grant (as of the date of each Annual Meeting of Stockholders) of an option to purchase 30,000 shares of Common Stock; such grant to have an exercise price equal to the fair market values of share of stock on the date of grant and to vest on the earlier of the first anniversary of the date of the grant or the next annual meeting (or, if earlier, upon a change-in-control); and (iii) stock options vesting in equal quarterly installments with a term of ten years to purchase a number of shares equal to $65,000 divided by the average closing price of the Company’s common stock over five trading days preceding the date of grant and with an exercise price equal to the fair market value of shares of stock on the date of grant.

CERTAIN RELATIONSHIPS AND RELATED PERSON TRANSACTIONS

Pursuant to our Code of Conduct and Ethics, our executive officers, directors, and principal stockholders, including their immediate family members and affiliates, are prohibited from entering into transactions which create, or would appear to create, a conflict of interest with us. Our Audit Committee is responsible for reviewing and approving related party transactions. Our Audit Committee shall approve only those agreements that, in light of known circumstances, are in, or are not inconsistent with, our best interests, as our Audit Committee determines in the good faith exercise of its discretion.

Except with respect to the transactions described below, since January 1, 2024, none of our directors or executive officers, nor any person who beneficially owns, directly or indirectly, shares carrying more than 10% of the voting rights attached to our outstanding shares, nor any of our promoters, nor any relative or spouse of any of the foregoing persons has any material interest, direct or indirect, in any transaction for the past two years or in any presently proposed transaction to which we were or are to be party. None of our directors or executive officers is indebted to us.

From time to time, various persons, including certain officers, directors, principal shareholders, and their affiliates, have advanced funds to our subsidiaries for operating expenses.

On September 15, 2022 to obtain additional funding for working capital purposes we issued an unsecured, non-convertible promissory note in the principal amount of $2,900,000 (the “Note”) to Dr. Andrey Semechkin, our CEO. The outstanding principal amount under the Note accrued interest at a rate of 4.5% per annum. The Note was due and payable September 15, 2023 but could be pre-paid by the Company without penalty at any time.

On September 15, 2023, Dr. Semechkin surrendered the Note and the Company issued Dr. Semechkin a promissory note in the amount of $2,900,000 (the “New Note”), which featured the same terms as the previously outstanding note, with the exception of an extension of the maturity date from September 15, 2023 to September 15, 2024. On September 15, 2024, the Company agreed to repay $200,000 of principal amount, Dr. Semechkin surrendered the New Note and the Company issued Dr. Semechkin a promissory note in the amount of $2,700,000, which featured the same terms as the previously outstanding note, with the exception of an extension of the maturity date from September 15, 2024 to September 15, 2025, and the interest rate at 5.5% per annum.

In October 2021, we and S Real Estate Holdings, LLC jointly entered into a lease agreement with Rehco Holdings, LLC, for the purpose of establishing a new corporate headquarters, including corporate, R&D, and manufacturing operations. S Real Estate Holdings LLC is owned by Dr. Russell Kern, the Company’s Executive Vice President and Chief Scientific Officer. The Lease was personally guaranteed by Dr. Russell Kern. In December 2021, we and S Real Estate Holdings LLC entered into a co-tenant agreement, whereby we and S Real Estate Holdings LLC agreed to allocate portions of the base rent and variable charges, including insurance, maintenance costs, taxes and operating expenses, between the parties. During the term of the Lease, we will be liable for 40% of all costs incurred in connection with the Lease, while S Real Estate Holdings LLC will be liable for the remaining 60%. During the year ended December 31, 2024, we made payments totaling $56,322 under this lease representing our portion of the costs allocated to the Company.

STOCK OWNERSHIP OF CERTAIN BENEFICIAL OWNERS AND MANAGEMENT

AND RELATED STOCKHOLDER MATTERS

The following table sets forth information regarding the beneficial ownership of our common stock and our preferred stock as of April 22, 2025, by (i) each person who is known by us to beneficially own 5% or more of our common stock or 5% or more of our preferred stock, (ii) each of our directors and named executive officers, and (iii) all executive officers and directors as a group. In general, a person is deemed to be a “beneficial owner” of a security if that person has or shares the power to vote or direct the voting of such security, or the power to dispose or to direct the disposition of such security. A person is also deemed to be a beneficial owner of any securities of which the person has the right to acquire beneficial ownership within 60 days. To the best of our knowledge, all persons named have sole voting and investment power with respect to such shares, except as otherwise noted.

Other than for matters adversely affecting the rights and preferences of the preferred stock, the shares of our preferred stock (other than shares of Series I-2 preferred stock, which is non-voting) vote together with the shares of common stock on most matters, with the shares of preferred stock entitled to cast a number of votes equal to the number of shares of common stock into which the shares of preferred stock could be converted. As of April 22, 2025, there were a total of 5,254,353 shares of preferred stock outstanding that were convertible into a total of 7,518,830 shares of common stock. Dr. Andrey Semechkin and Dr. Russell Kern, either directly or through entities that they control, beneficially own a total of 5,004,353 shares of preferred stock, that could be converted into a total of 5,435,496 shares of common stock. As such, Dr. Andrey Semechkin and Dr. Russell Kern control approximately 72.3% of the voting power of the preferred stock. The shares of common stock issuable upon conversion of the preferred stock are reflected in the following table.

In computing the number of shares of Common Stock beneficially owned by a person and the percentage ownership of such person, shares of Common Stock subject to any warrants or options held by that person that are currently exercisable or exercisable within 60 days of April 22, 2025 were deemed to be outstanding, and shares of preferred stock owned by such person and convertible into Common Stock were deemed to be converted into Common Stock. Such shares were not deemed to be outstanding, however, for the purpose of computing the percentage ownership of any other person.

	Actual	Percent of
	Beneficial	Beneficial
Name of Beneficial Owner	Ownership	Ownership(1)
Andrey Semechkin (2)(3)(4)(5)(6)	15,320,299	72.46%
Russell Kern (2)(3)(4)(5)(6)	15,320,299	72.46%
Paul Maier (2)(3)	1,688,307	9.83%
Donald Wright (2)(3)	1,660,244	9.66%
All Executive Officers and Directors as a Group (4 Persons)	18,668,850	83.46%
5% Holders
X-Master, Inc. (4)	624,762	4.02%
AR Partners LLC (6)	450,073	2.90%

(1)
Based on 8,004,389 shares outstanding as of April 22, 2025, plus shares issuable under derivative securities which are exercisable within 60 days of April 22, 2025.
(2)
The business address for each director and officer is 9745 Businesspark Ave, San Diego, California 92131.
(3)
Includes shares issuable upon conversion of outstanding shares of preferred stock and options to purchase shares of our common stock exercisable within 60 days of April 22, 2025 in the following amounts:

Dr. Andrey Semechkin, 11,053,973 shares; Dr. Russell Kern, 11,053,973 shares; Mr. Maier, 1,655,505 shares; Mr. Wright, 1,655,505 shares; and All Executive Officers and Directors as a Group, 14,364,983 shares.

(4)
The business address for X-Master, Inc. is 1 Overlook Drive, Unit 11, Amherst, New Hampshire 03031. X-Master Inc. is owned by Dr. Andrey Semechkin. Dr. Russell Kern is the President of X-Master, Inc. The shares held by X-Master are all issuable upon conversion of outstanding shares of preferred stock and are considered to be beneficially owned by each of Andrey Semechkin and Russell Kern.
(5)
Pursuant to the applicable SEC rules, each of Dr. Andrey Semechkin and Dr. Russell Kern are considered to be the beneficial owner of shares held by the other.
(6)
The business address for AR Partners LLC is 9745 Businesspark Ave, San Diego, California 92131. AR Partners LLC is owned by Dr. Andrey Semechkin and Dr. Russell Kern. Dr. Russell Kern is the General Manager of AR Partners LLC. The shares held by AR Partners are all issuable upon conversion of outstanding shares of preferred stock and are considered to be beneficially owned by each of Andrey Semechkin and Russell Kern.

STOCKHOLDER PROPOSALS TO BE PRESENTED AT NEXT ANNUAL MEETING

Stockholder proposals may be included in our proxy materials for an annual meeting so long as they are provided to us on a timely basis and satisfy the other conditions set forth in applicable SEC rules. For a stockholder proposal to be included in our proxy materials for the 2026 annual meeting, the proposal must be received at our principal executive offices, addressed to the Secretary, not later than January 7, 2026. Stockholder business that is not intended for inclusion in our proxy materials may be brought before the annual meeting so long as we receive notice of the proposal as specified by our Bylaws, addressed to the Secretary at our principal executive offices, not earlier than February 17, 2026 and not later than March 19, 2026.

To comply with the universal proxy rules, stockholders who intend to solicit proxies in support of director nominees other than the Company’s nominees in connection with our 2025 annual meeting must provide notice that sets forth the information required by Rule 14a-19 under the Exchange Act no later than April 18, 2025.

TRANSACTION OF OTHER BUSINESS

At the date of this Proxy Statement, the Board of Directors knows of no other business that will be conducted at the 2025 annual meeting other than as described in this Proxy Statement. If any other matter or matters are properly brought before the meeting, or any adjournment or postponement of the meeting, it is the intention of the persons named in the accompanying form of proxy to vote the proxy on such matters in accordance with their best judgment.

DELIVERY OF PROXY MATERIALS AND ANNUAL REPORTS

We may satisfy SEC’s rules regarding delivery of our, Annual Report to Stockholders and this Proxy Statement by delivering a single copy of these materials to an address shared by two or more stockholders. This process is known as “householding.” This delivery method can result in meaningful cost savings for us. In order to take advantage of this opportunity, we have delivered only one Proxy Statement and Annual Report to Stockholders to multiple stockholders who share an address, unless contrary instructions were received prior to the mailing date. Accordingly, for many stockholders who hold their shares through a bank, brokerage firm or other holder of record (i.e., in “street name”) and share a single address, only one Annual Report and Proxy are being delivered to that address unless contrary instructions from any stockholder at that address were received.

We undertake to deliver promptly upon written or oral request a separate copy of the Annual Report to Stockholders and/or Proxy Statement, as requested, to a stockholder at a shared address to which a single copy of these documents was delivered. If you hold stock as a record stockholder and prefer to receive separate copies of the Annual Report to Stockholders or Proxy Statement either now or in the future, please contact our Corporate Secretary and 9745 Businesspark Ave, San Diego, California 92131 or by telephone at (760) 940-6383. If your stock is held by a brokerage firm or bank and you prefer to receive separate copies of the Annual Report to Stockholders or Proxy Statement either now or in the future, please contact your brokerage or bank. The voting instruction sent to a street-name stockholder should provide information on how to request (1) householding of future company materials or (2) separate materials if only one set of documents is being sent to a household. If it does not, a stockholder who would like to make one of these requests should contact us as indicated above.

Logo international stem cell corporation c/o tabulator, p.o. Box 8016, cary, nc 27512-9903 your vote matters! Have your ballot ready and please use one of the methods below for easy voting: your control number have the 12 digit control number located in the box above available when you access the website and follow the instructions. International stem cell corporation annual meeting of stockholders for stockholders of record as of april 22, 2025 tuesday, june 17, 2025 10:00 am, pacific time annual meeting to be held via the internet - please visit www.proxydocs.com/isco for more details. Internet: www.proxypush.com/isco • cast your vote online • have your proxy card ready • follow the simple instructions to record your vote phone: 1-866-834-6037 • use any touch-tone telephone • have your proxy card ready • follow the simple recorded instructions mail: • mark, sign and date your proxy card • fold and return your proxy card in the postage-paid envelope provided virtual: you must pre-register to attend the meeting online and/or participate at www.proxydocs.com/isco your vote is important! Please vote by: 10:00 am, pacific time, june 17, 2025. This proxy is being solicited on behalf of the board of directors the undersigned hereby appoints andrey semechkin and russell kern (the "named proxies"), and each or either of them, as the true and lawful attorneys of the undersigned, with full power of substitution and revocation, and authorizes them, and each of them, to vote all the shares of capital stock of international stem cell corporation which the undersigned is entitled to vote at said meeting and any adjournment thereof upon the matters specified and upon such other matters as may be properly brought before the meeting or any adjournment thereof, conferring authority upon such true and lawful attorneys to vote in their discretion on such other matters as may properly come before the meeting and revoking any proxy heretofore given. The shares represented by this proxy will be voted as directed or, if no direction is given, shares will be voted identical to the board of directors recommendation. In their discretion, the named proxies are authorized to vote upon such other matters that may properly come before the meeting or any adjournment or postponement thereof. You are encouraged to specify your choice by marking the appropriate box (see reverse side) but you need not mark any box if you wish to vote in accordance with the board of directors’ recommendation. The named proxies cannot vote your shares unless you sign (on the reverse side) and return this card. This proxy is being solicited on behalf of the board of directors please be sure to sign and date this proxy card and mark on the reverse sid copyright © 2025 betanxt, inc. Or its affiliates. All rights reserved

Logo international stem cell corporation international stem cell corporation annual meeting of stockholders please make your marks like this: the board of directors recommends a vote: for on proposals 1 and 2 the board recommends that an advisory vote on the compensation for named executive officers be held every 3 years proposal your vote 1. To elect two directors to hold office for a one year term and until their respective successors are elected and qualified. 1.01 paul v. Maler 1.02 donald a. Wright 2. To approve, on an advisory basis, the compensation of our named executive officers as disclosed in the proxy statement. 3. To vote, on an advisory basis, on how often we should submit a "say on pay" proposal to stockholders. 4. To transact such other business as may properly come before the meeting. For withhold for against abstain 1yr 2yr 3yr abstain board of directors recommends for for for 3 years you must pre-register to attend the meeting online and/or participate at www.proxydocs.com/isco authorized signatures - must be completed for your instructions to be executed. Please sign exactly as your name(s) appears on your account. If held in joint tenancy, all persons should sign. Trustees, administrators, etc., should include title and authority. Corporations should provide full name of corporation and title of authorized officer signing the proxy/vote form. Signature (and title if applicable) date signature (if held jointly) date